EXHIBIT 10.36



                                    AMENDMENT
                                       to
                       EMPLOYMENT AGREEMENT ("Agreement")
                                     between
                               RONNIE D. KESSINGER
                                       and
                         TRIAD GUARANTY INC. ("Company")


     WHEREAS, Section III.1. of the Agreement provides that Employee will perform certain services for the Company through July 15, 2006, unless extended by mutual agreement of the parties; and

     WHEREAS, Company has requested and Employee has agreed to extend the time to provide these services for the Company through January 15, 2007; and

     WHEREAS, the parties desire to memorialize the terms of their agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

     1. Section III.1. of the Agreement is amended by deleting "July 15, 2006" and substituting "January 15, 2007" therefor.

     2. Except as expressly provided in this Amendment or as necessary to effectuate the terms of this Amendment, the terms of the Agreement remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have affixed their signatures this 15th day of July 2006.


RONNIE D. KESSINGER                    TRIAD GUARANTY INC.
                                       TRIAD GUARANTY INSURANCE CORPORATION
                                       TRIAD GUARANTY ASSURANCE CORPORATION
                                       TRIAD RE INSURANCE CORPORATION


 /s/ Ronie D. Kessinger (SEAL)         By:  /s/ Mark K. Tonnesen
--------------------------------           --------------------------
Ronnie D. Kessinger                        Mark K. Tonnesen
                                           President and CEO